Horizon Kinetics Blockchain Development ETF
Schedule of Investments
September 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 90.4%
Aerospace & Defense — 11.7%
CACI International, Inc. - Class A (a)	642	$201,543
Science Applications International Corp.	1,602	169,075
		370,618
Capital Markets — 25.4% (d)
Bakkt Holdings, Inc. (a)	83,958	98,231
Galaxy Digital Holdings, Ltd. (a)(b)	31,710	117,036
MarketAxess Holdings, Inc.	366	78,192
OTC Markets Group, Inc.	1,167	62,318
Tradeweb Markets, Inc.	1,503	120,541
Urbana Corp. (b)	53,858	175,676
WisdomTree Investments, Inc.	21,310	149,170
		801,164
Global Exchanges — 37.5% (d)
ASX, Ltd. (b)	3,702	136,475
Cboe Global Markets, Inc.	1,212	189,327
Deutsche Boerse AG (b)	1,122	194,462
Japan Exchange Group, Inc. (b)	8,124	151,020
London Stock Exchange Group PLC (b)	1,518	152,560
Nasdaq, Inc.	1,080	52,477
Singapore Exchange, Ltd. (b)	21,492	153,526
TMX Group, Ltd. (b)	7,242	156,356
		1,186,203
IT Services — 5.7%
Applied Digital Corp. (a)	9,429	58,837
Digital Garage, Inc. (b)	5,268	121,440
		180,277
Securities & Commodities Exchanges — 10.1%
CME Group, Inc.	756	151,366
Intercontinental Exchange, Inc.	1,536	168,991
		320,357
TOTAL COMMON STOCKS (Cost $2,917,723)		2,858,619

SHORT-TERM INVESTMENTS — 9.5%
Deposit Accounts — 9.5%
U.S. Bank Money Market Deposit Account, 5.28% (c)	301,942	301,942
TOTAL SHORT-TERM INVESTMENTS (Cost $301,942)		301,942

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.3%
U.S. Bank Money Market Deposit Account, 5.28% (c)	103,898	103,898
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $103,898)		103,898

TOTAL INVESTMENTS (Cost $3,323,563) — 103.2%		3,264,459
Other assets and liabilities, net — (3.2)%		(102,302)
NET ASSETS — 100.0%		$3,162,157

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a) Non-income producing security.
(b) Foreign issued security, or represents a foreign issued security.
(c) The rate shown is the seven-day yield at period end.
(d) To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

COUNTRY	Percentage of Net Assets
United States	47.4%
Canada	10.5%	*
Japan	8.6%
Germany	6.2%
Singapore	4.9%
Britain	4.8%
Australia	4.3%
Cayman Islands	3.7%
Total Country	90.4%
SHORT-TERM INVESTMENTS	9.5%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	3.3%
TOTAL INVESTMENTS	103.2%
Other assets and liabilities, net	-3.2%
NET ASSETS	100.0%

* To the extent the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,858,619	$-	$-	$2,858,619
Deposit Accounts	301,942	-	-	301,942
Investments Purchased with Proceeds from Securites Lending	103,898	-	-	103,898
Total Investments - Assets	$3,264,459	$-	$-	$3,264,459

* See the Schedule of Investments for industry classifications.